UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2009
GENOMIC HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51541 (Commission File Number)	77-0552594 (I.R.S. Employer Identification No.)

301 Penobscot Drive
Redwood City, California (Address of principal executive offices)	94063 (Zip Code)
(650) 556-9300
(Registrant’s telephone number,
including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01 Other Events.
     On April 14, 2009, Genomic Health, Inc. issued a press release announcing positive preliminary results from the QUASAR validation study of Genomic Health’s colon cancer assay. The full text of the press release is furnished as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
99.1	Press release issued by Genomic Health, Inc. dated April 14, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: April 14, 2009

GENOMIC HEALTH, INC.
By:	/s/ G. Bradley Cole
G. Bradley Cole
Executive Vice President, Chief Operating Officer and Chief Financial Officer

GENOMIC HEALTH, INC.
EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release issued by Genomic Health, Inc. dated April 14, 2009.

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